Exhibit 99.1

Execution Version

SECOND SUPPLEMENTAL INDENTURE

SECOND SUPPLEMENTAL INDENTURE, dated as of November 12, 2025 (this “Supplemental Indenture”), by and among Beasley Mezzanine Holdings LLC, a Delaware limited liability company (the “Issuer”) and Wilmington Trust, National Association, as trustee (in such capacity, the “Trustee”) and as second lien collateral agent (in such capacity, the “Second Lien Collateral Agent”), to that certain Indenture, dated as of October 8, 2024 (as amended, supplemented or otherwise modified to date, including by that certain Supplemental Indenture dated as of October 30, 2025, by and among the Trustee, Second Lien Collateral Agent and Issuer, the “Indenture”), by and among the Issuer, each of the parties identified as a Guarantor on the signature pages thereto (the “Guarantors”), the Trustee and the Second Lien Collateral Agent.

W I T N E S S E T H:

WHEREAS, the Issuer, the Guarantors, the Trustee and the Second Lien Collateral Agent are party to the Indenture providing for the issuance of the Issuer’s 9.200% Senior Secured Second Lien Notes due 2028 (the “Notes”);

WHEREAS, Section 9.02 of the Indenture provides that, in certain circumstances, the Issuer, the Trustee and the Second Lien Collateral Agent may amend or supplement certain provisions of the Indenture and the Notes with the consent of the Holders of a majority in aggregate principal amount of the then outstanding Notes voting as a single class (the “Requisite Consents”);

WHEREAS, the Issuer has heretofore delivered, or is delivering contemporaneously herewith, to the Trustee and the Second Lien Collateral Agent, as applicable, (i) evidence that the Requisite Consents have been received and (ii) the Officer’s Certificate and the Opinion of Counsel described in Sections 9.05, 13.03 and 13.04 of the Indenture with respect to this Supplemental Indenture;

WHEREAS, all other acts and proceedings required by law and the Indenture necessary to authorize the execution and delivery of this Supplemental Indenture and to make this Supplemental Indenture a valid and binding agreement for the purposes expressed herein, in accordance with its terms, have been complied with or have been duly done or performed; and

WHEREAS, having received the Requisite Consents pursuant to Section 9.02 of the Indenture, the Issuer and the Guarantors desire to amend the Indenture to effectuate the amendments set forth in Section 2.01 hereto in accordance with the terms set forth in the Indenture.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto mutually covenant and agree as follows:

ARTICLE ONE

DEFINED TERMS

SECTION 1.01. Capitalized Terms. Capitalized terms used herein without being defined herein shall have the meanings assigned to them in the Indenture.

SECTION 1.02. Certain Definitions. Any definitions used exclusively in the provisions of the Indenture or the Notes that are deleted pursuant to the amendments set forth under this Supplemental Indenture, and any definitions used exclusively within such definitions, are hereby deleted in their entirety from the Indenture and the Notes, and all textual references in the Indenture and the Notes exclusively relating to paragraphs, Sections, Articles or other terms or provisions of the Indenture that have been otherwise deleted pursuant to this Supplemental Indenture are hereby deleted in their entirety.

ARTICLE TWO

AMENDMENTS

SECTION 2.01. Amendments. Subject to the satisfaction of the conditions set forth in Article Three, the Indenture is hereby amended as set forth in this Section 2.01.

(a)	The Indenture is hereby amended to delete the following text from the definition of “Asset Sale”:

“(j) sales, contributions, conveyances and other transfers (in each case, which do not constitute Investments) of accounts receivable to a Receivables Subsidiary or any sale by a Receivables Subsidiary of accounts receivable to any other Person, to effect a Receivables Facility, the Liens securing which are permitted pursuant to clause (17) of the definition of “Permitted Liens”; provided that, the aggregate fair market value of all such accounts receivable sold, contributed, conveyed or otherwise transferred pursuant to this clause (j), together with any Investments of accounts receivable then outstanding permitted pursuant to clause (14) of the definition of “Permitted Investments” (it being understood that any such Permitted Investment under clause (14) of the definition thereof shall not also be deemed an Asset Sale under this clause (j)), shall not exceed, at any one time, $14.5 million (it being understood that any amounts received by Parent or any Restricted Subsidiary in the form of a dividend or conveyance of cash (including in the form of purchase price for accounts receivable) from any Receivables Subsidiary will refresh capacity under this clause (j) on a dollar-for-dollar basis; provided that, the aggregate capacity will not exceed $14.5 million at any time);”

and insert in lieu thereof the below text:

“(j) sales, contributions, conveyances and other transfers (in each case, which do not constitute Investments) of accounts receivable to a Receivables Subsidiary or any sale by a Receivables Subsidiary of accounts receivable to any other Person, to effect a Receivables Facility, the Liens securing which are permitted pursuant to clause (17) of the definition of “Permitted Liens”; provided that, the aggregate fair market value of all such accounts receivable sold, contributed, conveyed or otherwise transferred pursuant to this clause (j), together with any Investments of accounts receivable then outstanding permitted pursuant to clause (14) of the definition of “Permitted Investments” (it being understood that any such Permitted Investment under clause (14) of the definition thereof shall not also be deemed an Asset Sale under this clause (j)), shall not exceed, at any one time, $46.5 million (it being understood that any amounts received by Parent or any Restricted Subsidiary in the form of a dividend or conveyance of cash (including in the form of purchase price for accounts receivable) from any Receivables Subsidiary will refresh capacity under this clause (j) on a dollar-for-dollar basis; provided that, the aggregate capacity will not exceed $46.5 million at any time)”

(b)	The Indenture is hereby amended by deleting the word “and” at the end of clause (r) of the definition of “Asset Sale.”

(c)	The Indenture is hereby amended to delete the following text from the definition of “Asset Sale”:

“(s) the unwinding of any Hedging Obligations.”

and insert in lieu thereof the below text:

“(s)the unwinding of any Hedging Obligations; and”

(d)	The Indenture is hereby amended by adding the following clause (t) to the exceptions enumerated within the defined term “Asset Sale”:

“(t) the WPBB Asset Sale, so long as the Net Proceeds are applied solely to (i) 2024 federal income tax liability of the Issuer and the Guarantors, (ii) accounts payable when due of the Issuer and the Guarantors and (iii) any other application with the consent of Holders the sum of whose outstanding principal of Notes as of any date of determination represent greater than 50% of the sum of all outstanding principal of Notes at such time.”

(e)	The Indenture is hereby amended to delete the following text from clause (10) of “Excluded Property”:

“$14.5 million;”

and insert in lieu thereof the below text:

“$46.5 million;”

(f)	The Indenture is hereby amended to delete the following text from clause (14) of “Permitted Investments”:

“$14.5 million;”

and insert in lieu thereof the below text:

“$46.5 million;”

(g)	The Indenture is hereby amended to delete the following text from clause (17) of “Permitted Liens”:

“$10.0 million;”

and insert in lieu thereof the below text:

“$32.0 million;”

(h)	The Indenture is hereby amended to add the following text to the end of clause (17) of “Permitted Liens”:

“, until the New Notes have been repaid in full, the use of proceeds from a Receivables Facility secured pursuant to this clause (17) shall be limited to (i) the repayment of the New Notes at par and the payment of any interest due in respect of the New Notes and (ii) the payment of legal or professional advisor fees (including any previously paid legal or professional advisor fees) up to an aggregate principal amount of $500,000”

(i)	The Indenture is hereby amended to add the defined term “WPBB Asset Sale” with the following definition to Section 1.01 of the Indenture in proper alphabetical order:

““WPBB Asset Sale” means the acquisition of certain assets, properties, interests and rights of Beasley Media Group LLC and Beasley Media Group Licenses, LLC by K-Love, Inc. pursuant to an asset purchase agreement dated June 27, 2025.”

(j)	The Indenture is hereby amended to delete the following text from the final paragraph of Section 4.01:

“November 14, 2025”

and insert in lieu thereof the below text:

“January 31, 2026”

(k)	The Indenture is hereby amended to delete the following text from Sections 4.11(c) and 4.11(d):

“$5.0 million”

and insert in lieu thereof the below text:

“$2.0 million”

(l)	The form of Note attached to the Indenture as Exhibit A and each Global Note authenticated and delivered under the Indenture prior to the date hereof is hereby amended to delete the following text:

“November 14, 2025”

and insert in lieu thereof the below text:

“January 31, 2026”

ARTICLE THREE

CONDITIONS PRECEDENT

SECTION 3.01. Supplemental Indenture. The Trustee and the Second Lien Collateral Agent shall have received counterparts of this Supplement executed by the Issuer and each other Person party to this Supplement. The effectiveness of this Supplemental Indenture is conditioned upon the satisfaction of each of the requirements listed in Article Three of this Supplemental Indenture. The Issuer shall provide written notice to the Trustee and the Second Lien Collateral Agent, which may be by e-mail, when all conditions precedent in Article Three of this Supplemental Indenture have been satisfied.

SECTION 3.02. Supplement to New Notes Indenture. The Trustee and the Second Lien Collateral Agent shall have received a supplement to the New Notes Indenture that amends the New Notes Indenture to incorporate amendments consistent with those set forth in Sections 2.01(b), (c), (d), (i) and (l). The Trustee and the Second Lien Collateral Agent shall have no obligation to determine if such supplement to the New Notes Indenture incorporates amendments consistent with this Supplemental Indenture.

SECTION 3.03. Other Documents and Information. The Trustee, Second Lien Collateral Agent and any Holder, as applicable, shall have received such other documents and information as such Person or their respective counsel may have requested.

SECTION 3.04. Payment of Fees and Expenses. The Trustee, Second Lien Collateral Agent and the Holders shall have received all fees required to be paid, and all expenses for which invoices have been presented (including the reasonable fees and expenses of legal counsel), on or before the effective date of this Supplemental Indenture.

SECTION 3.05. Reference to and Effect on the Indenture. On and after the Effective Date, each reference in the Indenture to “this Indenture,” “hereunder,” “hereof,” or “herein” (and all references to the Indenture in any other agreements, documents or instruments) shall mean and be a reference to the Indenture as amended and supplemented by this Supplemental Indenture, unless the context otherwise requires. The Indenture, as amended and supplemented by this Supplemental Indenture, shall be read, taken and construed as one and the same instrument. Except as specifically amended above, the Indenture shall remain in full force and effect and is hereby ratified and confirmed.

ARTICLE FOUR

MISCELLANEOUS

SECTION 4.01. Reference to and Effect on the Indenture. On and after the effective date, each reference in the Indenture to “this Indenture,” “hereunder,” “hereof,” or “herein” (and all references to the Indenture in any other agreements, documents or instruments) shall mean and be a reference to the Indenture as amended and supplemented by this Supplemental Indenture, unless the context otherwise requires. The Indenture, as amended and supplemented by this Supplemental Indenture, shall be read, taken and construed as one and the same instrument. Except as specifically amended above, the Indenture shall remain in full force and effect and is hereby ratified and confirmed and every Holder of Notes heretofore or hereafter authenticated and delivered shall be bound hereby.

SECTION 4.02. Third Parties. Nothing in this Supplemental Indenture, express or implied, shall give to any Person, other than the parties hereto and their successors under the Indenture and the Holders of the Notes, any benefit or any legal or equitable right, remedy or claim under the Indenture.

SECTION 4.03. Governing Law. THIS SUPPLEMENTAL INDENTURE, THE NOTES AND ANY GUARANTEE WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

SECTION 4.04. Waiver of Jury Trial. EACH OF THE ISSUER, THE GUARANTORS, THE TRUSTEE AND THE SECOND LIEN COLLATERAL AGENT HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS SUPPLEMENTAL INDENTURE, THE NOTES OR THE TRANSACTIONS CONTEMPLATED HEREBY.

SECTION 4.05. Severability. In case any provision in this Supplemental Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 4.06. Successors. All agreements of the Issuer in this Supplemental Indenture and the Notes shall bind its successors. All agreements of the Trustee or the Second Lien Collateral Agent in this Supplemental Indenture shall bind its successors.

SECTION 4.07. Trustee Disclaimer; Trust. The recitals contained in this Supplemental Indenture shall be taken as the statements of the Issuer, and the Trustee and the Second Lien Collateral Agent assume no responsibility for their correctness. The Trustee and the Second Lien Collateral Agent are executing this Supplemental Indenture pursuant to the Requisite Consents, which consent is deemed a direction to the Trustee and the Second Lien Collateral Agent to execute and deliver this Supplemental Indenture, and in reliance on the Officer’s Certificate and Opinion of Counsel delivered to them concurrently herewith. The Trustee and the Second Lien Collateral Agent make no representations as to the validity or sufficiency of this Supplemental Indenture. The Trustee accepts the trust created by the Indenture, as supplemented by this Supplemental Indenture, and agrees to perform the same upon the terms and conditions of the Indenture, as supplemented hereby. To the extent that the consents of Holders of Notes to any amendment effected by this Supplemental Indenture are determined by a court of competent jurisdiction to have not been validly obtained in accordance with the Indenture or applicable laws, such amendments shall be deemed to have not occurred.

SECTION 4.08. Counterpart Originals. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement. Delivery of an executed counterpart of a signature page to this Supplemental Indenture by telecopier, facsimile or other electronic transmission (i.e. a “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart thereof. One signed copy is enough to prove this Supplemental Indenture. Unless otherwise provided herein or in any other related document, the words “execute”, “execution”, “signed”, and “signature” and words of similar import used in or related to any document to be signed in connection with this Supplemental Indenture, any other related document or any of the transactions contemplated hereby (including amendments, waivers, consents and other modifications) shall be deemed to include electronic signatures and the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature in ink or the use of a paper-based recordkeeping system, as applicable, to the fullest extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, and any other similar state laws based on the Uniform Electronic Transactions Act; provided that, notwithstanding anything herein to the contrary, neither the Trustee nor the Second Lien Collateral Agent is under any obligation to agree to accept electronic signatures in any form or in any format unless expressly agreed to by the Trustee or the Second Lien Collateral Agent pursuant to reasonable procedures approved by the Trustee or the Second Lien Collateral Agent, as applicable. The Issuer agrees to assume all risks arising out of the use of digital signatures and electronic methods to submit communications to the Trustee or the Second Lien Collateral Agent, including, without limitation, the risk of the Trustee or the Second Lien Collateral Agent acting on unauthorized instruction and the risk of interception and misuse by third parties.

SECTION 4.09. Table of Contents, Headings, etc. The headings of the Articles and Sections of this Supplemental Indenture have been inserted for convenience of reference only, are not to be considered a part of this Supplemental Indenture and shall in no way modify or restrict any of the terms or provisions hereof.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed all as of the date hereof.

Issuer:	BEASLEY MEZZANINE HOLDINGS, LLC

	By:	/s/ Caroline Beasley
Name: Caroline Beasley
Title: Chief Executive Officer

[Beasley – Supplemental Indenture]

Trustee:	WILMINGTON TRUST, NATIONAL ASSOCIATION as Trustee

	By:	/s/ Iris Munoz
Name: Iris Munoz
Title: Assistant Vice President

Second Lien Collateral Agent:	WILMINGTON TRUST, NATIONAL ASSOCIATION as Second Lien Collateral Agent

	By:	/s/ Iris Munoz
Name: Iris Munoz
Title: Assistant Vice President

[Beasley – Supplemental Indenture]